UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2024

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 29, 2024, Aquestive Therapeutics, Inc. (“Aquestive” or the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (FDA) approved the Company’s drug candidate Libervant™ (diazepam) Buccal Film for the acute treatment of intermittent, stereotypic episodes of frequent seizure activity (i.e., seizure clusters, acute repetitive seizures) that are distinct from a patient’s usual seizure pattern in patients with epilepsy between 2 to 5 years of age. The Company also announced in the same press release that the Company’s Anaphylm™ (epinephrine) Sublingual Film clinical development program remains on track to complete the remaining clinical studies required for the submission of the New Drug Application (NDA) for Anaphylm, which submission is planned for the end of 2024.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to expand its distribution capabilities and related timing of any distribution expansion and access to patients for Libervant™ (diazepam) Buccal Film, regarding the advancement and related timing of our product candidate Anaphylm™ (epinephrine) Sublingual Film through clinical development and approval by the FDA, including expected clinical studies and clinical study dates, the timing of the pre-NDA meeting and Aquestive’s goal of filing an NDA for Anaphylm before the end of 2024, and the potential benefits Libervant and Anaphylm could bring to patients, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s distribution work for Libervant, including any delays or changes to the timing, cost and success of its distribution activities and expansion of market access to patients for Libervant; risk of litigation brought by third parties relating to overcoming their orphan drug exclusivity of an FDA approved product for these pediatric epilepsy patients; risk associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for Anaphylm and our other product candidates; risk of the Company’s ability to generate sufficient data in its PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s pivotal PK study protocol and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of delays in or the failure to receive FDA approval of Anaphylm; risk of the success of any competing products; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks, and regulatory limitations); risk of the rate and degree of market acceptance of Libervant, Anaphylm and our other products and product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund commercialization activities relating to Libervant and clinical development activities relating to Anaphylm; risk that our manufacturing capabilities will be insufficient to support demand for Libervant; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; uncertainties related to general economic, political (including the wars in Israel and Ukraine and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in the Company’s 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this Current Report on Form 8-K whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company issued on April 29, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2024	Aquestive Therapeutics, Inc.

	By:	/s/ A. Ernest Toth, Jr
Name: A. Ernest Toth, Jr.
Title: Chief Financial Officer